AMENDMENT NO. 4
TO
AMENDED AND RESTATED MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY SPECTRUM TECHNICAL L.P., a Delaware limited partnership (the “Partnership”), CERES MANAGED  FUTURES LLC, a Delaware limited liability company (the “General  Partner”), and CAMPBELL & COMPANY, INC., a Maryland corporation (the “Trading Advisor”), have agreed  to amend the Amended and Restated Management Agreement, by and among the Partnership, the General Partner, and the Trading Advisor, dated as of the November 1, 1994, as amended by the Amendment No. 1 thereto as of the November 30, 2000, Amendment No. 2 thereto as of the June 13, 2006, and Amendment No. 3 thereto as of the May 9, 2011 (together, the “Management Agreement”), to reduce the monthly management fee rate payable to the Trading Advisor. Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.
The monthly management fee rate equal to 1/12 of 2.00% (a 2.00% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.50% (a 1.50% annual rate).

2.	The foregoing amendment shall take effect as of the first day of June, 2014.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

4.	This Amendment No. 4 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment No. 4 to the Management Agreement has been executed for and on behalf of the undersigned as of the 27th day of May, 2014.

MORGAN STANLEY SMITH BARNEY SPECTRUM TECHNICAL L.P.

By:	Ceres Managed Futures LLC
as General Partner

By:	/s/ Alper Daglioglu
Name: Alper Daglioglu
Title: President and Director

CERES MANAGED FUTURES LLC

By:	/s/ Alper Daglioglu
Name: Alper Daglioglu
Title: President and Director

CAMPBELL & COMPANY, INC.
By:	/s/ Thomas P. Lloyd
Name: Thomas P. Lloyd
Title: General Counsel

By:	/s/ Gregory T. Donovan
Name: Gregory T. Donovan
Title: Chief Financial Officer